                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              January 7, 1998



           NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
            (Exact name of registrant as specified in its charter)


  District of Columbia             l-7102                   52-0891669
  --------------------             ------                   ----------
 (state or other juris-         (Commission              (I.R.S. Employer
diction of incorporation)       File Number)           (Identification No.)


 Woodland Park, 2201 Cooperative Way, Herndon, VA            22071-3025
 ------------------------------------------------            ----------
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (703)709-6700


         ------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 7. Financial Statements, Pro Forma Financial
            Information and Exhibits.

      (c)   Exhibits

            The following exhibits are filed herewith:

      1. Underwriting Agreement dated January 7, 1998 between the registrant and Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc. and NationsBanc Montgomery Securities LLC.

      4.          Form of Global Certificate for the 6% Collateral Trust Bonds,
                  due 2004.
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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NATIONAL RURAL UTILITIES COOPERATIVE
                                 FINANCE CORPORATION



                              /s/ Steven L. Lilly
                              ------------------------------
                              Steven L. Lilly
                              Senior Vice President and
                                Chief Financial Officer
                                (Principal Financial Officer)


Dated:  January 12, 1998
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                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
      1.          Underwriting Agreement dated January 7, 1998 between the
                  registrant and Lehman Brothers Inc., Merrill Lynch, Pierce,
                  Fenner & Smith Inc. and NationsBanc Montgomery Securities LLC.

      4. Form of Global Certificate for the 6% Collateral Trust Bonds, due 2004.